[Exhibit 4.3]




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               [FORM OF MITSUI VENDOR LEASING ASSET TRUST 1998-1]

                                     Issuer


                                       and


                              BANKERS TRUST COMPANY
                                Indenture Trustee


                     =====================================



                                    INDENTURE

                           Dated as of August 1, 1998


              $_________________ Class A-1 Receivable-Backed Notes $_________________ Class A-2 Receivable-Backed Notes $_________________ Class A-3 Receivable-Backed Notes $_________________ Class B Receivable-Backed Notes $_________________ Class C Receivable-Backed Notes

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                                Table of Contents
                                                                         Page
                                                                         ----

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. DEFINITIONS...................................................1
SECTION 1.02. Incorporation By Reference Of Trust Indenture Act.............6
SECTION 1.03. Rules Of Construction.........................................6

                                    ARTICLE 2
                                    THE NOTES

SECTION 2.01. Form .........................................................7
SECTION 2.02. Execution, Authentication And Delivery........................7
SECTION 2.03. Temporary Notes...............................................8
SECTION 2.04. Registration; Registration Of Transfer And Exchange; Transfer
               Restriction..................................................8
SECTION 2.05. Mutilated, Destroyed, Lost Or Stolen Notes....................10
SECTION 2.06. Persons Deemed Owner..........................................11
SECTION 2.07. Payment Of Principal And Interest; Defaulted Interest ........11
SECTION 2.08. Cancellation..................................................12
SECTION 2.09. Book-Entry Notes..............................................12
SECTION 2.10. Notices To Clearing Agency....................................13
SECTION 2.11. Definitive Notes..............................................13
SECTION 2.12. Release Of Collateral.........................................14
SECTION 2.13. Tax Treatment.................................................14

                                    ARTICLE 3
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Payment Of Principal And Interest.............................16
SECTION 3.02. Maintenance Of Office Or Agency...............................16
SECTION 3.03. Money For Payments To Be Held In Trust........................16
SECTION 3.04. Existence.....................................................18
SECTION 3.05. Protection Of Collateral......................................18
SECTION 3.06. [Reserved]....................................................19
SECTION 3.07. Performance Of Obligations; Servicing Of Contracts. ..........19
SECTION 3.08. Negative Covenants............................................20
SECTION 3.09. Issuer May Consolidate, Etc...................................21
SECTION 3.10. Successor Or Transferee. .....................................22
SECTION 3.11. No Other Business.............................................23
SECTION 3.12. No Borrowing..................................................23
SECTION 3.13. Notice Of Events Of Default...................................23
SECTION 3.14. Further Instruments And Acts..................................23
SECTION 3.15. Compliance With Laws..........................................23
SECTION 3.16. Amendments Of Trust Agreement.................................23
SECTION 3.17. Removal Of Administrator......................................23
SECTION 3.18. Representations And Warranties Of Issuer......................24

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.01. Satisfaction And Discharge Of Indenture.......................26
SECTION 4.02. Application Of Trust Money....................................27
SECTION 4.03. Repayment Of Moneys Held By Paying Agent......................27
SECTION 4.04. Release Of Collateral.........................................27

                                    ARTICLE 5
                                    REMEDIES

SECTION 5.01. Events Of Default.............................................28
SECTION 5.02. Rights Upon Event Of Default; Notice..........................29
SECTION 5.03. Collection Of Indebtedness And Suits For Enforcement By
               Indenture Trustee; Authority Of Indenture Trustee ...........29
SECTION 5.04. Remedies......................................................32
SECTION 5.05. Optional Preservation Of The Contracts........................33
SECTION 5.06. Priorities ...................................................33
SECTION 5.07. Limitation Of Suits...........................................37
SECTION 5.08. Unconditional Rights Of Noteholders To Receive Principal And
               Interest ....................................................37
SECTION 5.09. Restoration Of Rights And Remedies............................38
SECTION 5.10. Rights And Remedies Cumulative................................38
SECTION 5.11. Delay Or Omission Not A Waiver................................38
SECTION 5.12. Control By Noteholders........................................38
SECTION 5.13. Waiver Of Past Defaults.......................................39
SECTION 5.14. Undertaking For Costs.........................................39
SECTION 5.15. Waiver Of Stay Or Extension Laws..............................39
SECTION 5.16. Action On Notes...............................................39
SECTION 5.17. Performance And Enforcement Of Certain Obligations ...........40

                                    ARTICLE 6
                              THE INDENTURE TRUSTEE

SECTION 6.01. Duties Of Indenture Trustee ..................................41
SECTION 6.02. Rights Of Indenture Trustee ..................................42
SECTION 6.03. Individual Rights Of Indenture Trustee........................43
SECTION 6.04. Indenture Trustee's Disclaimer................................43
SECTION 6.05. Notice Of Defaults............................................43
SECTION 6.06. Reports By Indenture Trustee To Holders.......................44
SECTION 6.07. Compensation And Indemnity....................................44
SECTION 6.08. Replacement Of Indenture Trustee..............................44
SECTION 6.09. Successor Indenture Trustee By Merger.........................46
SECTION 6.10. Appointment Of Co-Indenture Trustee Or Separate Indenture
               Trustee .....................................................46
SECTION 6.11. Eligibility...................................................47
SECTION 6.12. Preferential Collection Of Claims Against Issuer..............48
SECTION 6.13. Representations And Warranties Of Indenture Trustee...........48

                                    ARTICLE 7
                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.01. Issuer To Furnish Indenture Trustee Names And Addresses Of
               Noteholders .................................................50
SECTION 7.02. Preservation Of Information: Communication To Noteholders.....50
SECTION 7.03. Reports By Issuer.............................................50
SECTION 7.04. Reports By Indenture Trustee..................................51

                                    ARTICLE 8
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.01. Collection Of Money...........................................52
SECTION 8.02. Trust Accounts; Allocations and Distributions ................52
SECTION 8.03. [Reserved]....................................................52
SECTION 8.04. Release Of Collateral ........................................52
SECTION 8.05. Opinion Of Counsel............................................53

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

SECTION 9.01. Supplemental Indentures Without Consent Of Noteholders........54
SECTION 9.02. Supplemental Indentures With Consent Of Noteholders...........55
SECTION 9.03. Execution Of Supplemental Indentures..........................56
SECTION 9.04. Effect Of Supplemental Indenture..............................56
SECTION 9.05. Conformity With Trust Indenture Act...........................56
SECTION 9.06. Reference In Notes To Supplemental Indentures.................57

                                   ARTICLE 10
                               REDEMPTION OF NOTES

SECTION 10.01. Redemption...................................................58
SECTION 10.02. Form Of Redemption Notice....................................58
SECTION 10.03. Notes Payable On Redemption Date.............................59

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01. Compliance Certificates And Opinions, Etc....................60
SECTION 11.02. Form Of Documents Delivered To Indenture Trustee.............62
SECTION 11.03. Acts Of Noteholders..........................................62
SECTION 11.04. Notices......................................................63
SECTION 11.05. Notices To Noteholders; Waiver...............................63
SECTION 11.06. Alternate Payment And Notice Provisions......................64
SECTION 11.07. Effect Of Headings And Table Of Contents.....................64
SECTION 11.08. Successors And Assigns.......................................64
SECTION 11.09. Separability.................................................64
SECTION 11.10. Benefits Of Indenture........................................64
SECTION 11.11. Legal Holidays...............................................65
SECTION 11.12. GOVERNING LAW................................................65
SECTION 11.13. Counterparts.................................................65
SECTION 11.14. Recording Of Indenture.......................................65
SECTION 11.15. Trust Obligation.............................................65
SECTION 11.16. No Petition..................................................65
SECTION 11.17. Inspection...................................................66
SECTION 11.18. Conflict With Trust Indenture Act............................66
SECTION 11.19. Communication By Note Owners With Other Note Owners..........66


                                    EXHIBITS
                                    --------

Exhibit A      -      [Reserved]............................................A-1

Exhibit B      -      Form of Class A-1 Note................................B-1

Exhibit C-1    -      Form of Class A-2 Note..............................C-1-1

Exhibit C-2    -      Form of Class A-3 Note..............................C-2-1

Exhibit D      -      Form of Class B Note..................................D-1

Exhibit E      -      Form of Class C Note..................................E-1

Exhibit F      -      Form of Note Assignment...............................F-1

Exhibit G      -      Form of Note Depository Agreement.....................G-1


                              CROSS-REFERENCE TABLE
                              ---------------------



Trust Indenture                                                      Indenture
Act of 1939 Indenture                                                  SECTION
---------------------------                                            -------



310(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.11

310(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.11

310(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .N.A.

311(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.12

311(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.12

311(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .N.A.

312(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .7.01, 7.02

312(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.02

312(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.02

313(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.04

313(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.04

313(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.04

314(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .7.03

314(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .3.05, 7.03

314(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . 11.01

314(d) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . 11.01

314(e) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . 11.01

314(f) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .N.A.

315(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.01

315(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.05

315(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.01

315(d) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .6.01

315(e) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .5.14

316(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .2.07, 5.04

316(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .9.02

316(c) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .N.A.

317(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .5.03

317(b) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .3.03

318(a) . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . 11.18


         This Indenture, dated as of August 1, 1998 (this "Indenture"), is between Mitsui Vendor Leasing Asset Trust 1998-1, a Delaware business trust (the "Issuer") and Bankers Trust Company, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer's [_____]% Class A-1 Receivable-Backed Notes (the "Class A-1 Notes"), [_____]% Class A-2
Receivable-Backed Notes (the "Class A-2 Notes"), [____]% Class A-3 Receivable-Backed Notes (the "Class A-3 Notes"), [____]% Class B Receivable-Backed Notes (the "Class B Notes"), [____]% Class C Receivable-Backed Notes (the "Class C Notes"); and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class B Notes, the "Notes"): and

                                 GRANTING CLAUSE

         The Issuer hereby grants, transfers, assigns and otherwise conveys to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes, without recourse, all of the Issuer's right, title and interest in, to and under the Trust Assets as may be held from time to time by the Issuer (as each such defined term is defined in Section 1.01) (collectively, the "Collateral"). The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and all other sums owing by the Issuer hereunder or under any other Basic Document, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. The Indenture Trustee acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                   ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.     DEFINITIONS.
                       -----------

     (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         Act:  Shall have the meaning specified in Section 11.03(a).
         ---

         Authorized  Officer:  With  respect to the  Issuer,  any officer of the
         -------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) or, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Book Entry Notes:  A beneficial  interest in the Notes,  ownership  and
         ----------------
transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.09.

         Clearing  Agency:  An  organization  registered as a "clearing  agency"
         ----------------
pursuant to Section 17A of the Exchange Act.

         Clearing Agency Participant:  A broker,  dealer,  bank, other financial
         ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Collateral:  Shall have the meaning  specified  in the  Granting Clause
         ----------
hereof.

         Corporate Trust Office:  The principal office of the Indenture  Trustee
         ----------------------
at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Indenture is located at _______________________________, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

         Default: Any occurrence that is, or with notice or the lapse of time or
         -------
both would become, an Event of Default.

         Definitive Notes:  Shall have the meaning specified in Section 2.09.
         ----------------

         Depository: Shall have the meaning specified in Exhibit G hereto.
         ----------

         DTC:  The Depository Trust Company, and its successors.
         ---

         ERISA:  The  Employment  Retirement  Income  Security  Act of 1974,  as
         -----
amended.

         Event Of Default: Shall have the meaning specified in Section 5.01.
         ----------------

         Exchange Act:  The Securities Exchange Act of 1934, as amended.
         ------------

         Executive Officer: With respect to any corporation, the Chief Executive
         -----------------
Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         Grant: To mortgage,  pledge, bargain, sell, warrant,  alienate, remise,
         -----
release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Holder:  Any registered holder of a Note.
         ------

         Indenture  Trustee:  Bankers Trust Company,  as Indenture Trustee under
         ------------------
this Indenture, or any successor Indenture Trustee under this Indenture.

         Indenture  Trustee  Documents:  Shall  have the  meaning  specified  in
         -----------------------------
Section 6.13.

         Independent:  With respect to any specified Person, that the Person (i)
         -----------
is in fact independent of the Issuer, any other obligor upon the Notes, the Trust Depositor, the Seller and any of their respective Affiliates, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any of their respective Affiliates, and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A certificate  or opinion to be delivered to
         ------------------------
the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         Interest Rate: As the context may require, the Class A-1 Interest Rate,
         -------------
the Class A-2 Interest Rate, the Class A-3 Interest Rate; the Class B Interest Rate and the Class C Interest Rate, or any of them, in each case as defined in the Sale and Servicing Agreement.

         Issuer Documents:  Shall have the meaning specified in Section 3.18.
         ----------------

         Issuer Order and Issuer  Request:  A written order or request signed in
         --------------------------------
the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         Note Depository Agreement:  The agreement dated as of the Closing Date,
         -------------------------
among the Issuer, the Administrator, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit G hereto.

         Noteholder:  Any Holder.
         ----------

         Note Owner:  With respect to a Book-Entry  Note,  the Person who is the
         ----------
owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Note the Person in whose name a Note is registered on the Note Register.

         Note Register and Note  Registrar:  Shall have the respective  meanings
         ---------------------------------
specified in Section 2.04.

         Officer's  Certificate:  A certificate signed by any Authorized Officer
         ----------------------
of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to, the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         Outstanding:  As of the date of  determination,  all Notes  theretofore
         -----------
authenticated and delivered under this Indenture except: (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee, has been made); and (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Trust Depositor, the Seller or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Trust Depositor, the Seller or any of their respective Affiliates.

         Outstanding  Amount: The aggregate principal amount of all Notes of one
         -------------------
Class or of all Classes, as the case may be, Outstanding at the date of determination.

         Paying Agent: The Indenture Trustee, or any other Person that meets the
         ------------
eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         Predecessor  Note: With respect to any particular  Note, every previous
         -----------------
Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Proceeding:  Any suit in  equity,  action at law or other  judicial  or
         ----------
administrative proceeding.

         Redemption  Date: In the case of a redemption of the Notes  pursuant to
         ----------------
Section 10.01(a) or a payment to Noteholders pursuant to Section 10.01(b), the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or 10.01(b), as the case may be.

         Redemption  Date Amount:  (i) In the case of a redemption  of the Notes
         -----------------------
pursuant to Section 10.01(a), an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the weighted average of the Interest Rate for each Class of Notes to but excluding the Redemption Date, or (ii) in the case of a payment made to Noteholders pursuant to Section 10.01(b), the amount due and owing the Noteholders (as determined in accordance with this Indenture), but not in excess of the amount specified in clause (i) above.

         Registered Holder: The Person in whose name a Note is registered on the
         -----------------
Note Register on the applicable Record Date.

         Sale And Servicing Agreement:  The Sale and Servicing Agreement,  dated
         ----------------------------
as of the date hereof, among the Trust, the Trust Depositor, the Seller, the Servicer, the Indenture Trustee and the Back-up Servicer.

         State:  Any one of the 50 states of the United States,  or the District
         -----
of Columbia or any of its territories.

         Targeted Holder: Any holder of a right to receive interest or principal
         ---------------
with respect to the Notes or other interests in the Trust (other than a Note or other interest with respect to which an opinion is or has been rendered that such interest will be treated as debt for federal income tax purposes); provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

         Termination  Date:  The date on which the Indenture  Trustee shall have
         -----------------
received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

         Trust Agreement: The Amended and Restated Trust Agreement,  dated as of
         ---------------
the date hereof, between the Trust Depositor and the Owner Trustee.

         Trust Indenture Act or TIA:  The Trust Indenture Act of 1939.
         -------------------    ---

         (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         SECTION  1.02.  Incorporation  By  Reference  Of Trust  Indenture  Act.
                         ------------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         Commission:  means the Securities and Exchange Commission.
         ----------

         Indenture Securities: The Notes.
         --------------------

         Indenture Security Holder:  A Noteholder.
         -------------------------

         Indenture to be Qualified:  This Indenture.
         -------------------------

         Indenture Trustee or Institutional Trustee:  The Indenture Trustee.
         -----------------    ---------------------

         Obligor:  With respect Indenture  Securities,  the Issuer and any other
         -------
obligor on the Indenture Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION  1.03.  Rules Of  Construction.  Unless the  context  otherwise
                         ----------------------
requires:

         (i) a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (iii) "or" is not exclusive;

         (iv) "including" means including without limitation;

         (v) words in the singular include the plural and words in the plural include the singular;

         (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

         (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subSection and Schedule references contained in this Indenture are references to Sections, subSections and Schedules in or to this Indenture unless otherwise specified.

                                    ARTICLE 2
                                    THE NOTES

         SECTION 2.01. Form. The Notes, in each case together with the Indenture
                       ----
Trustee's certificate of authentication, shall be in substantially the forms set forth as in the related Exhibits to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits hereto are part of the terms of this Indenture.

         SECTION 2.02. Execution,  Authentication And Delivery.  The Notes shall
                       ---------------------------------------
be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue (i) Class A-1 Notes in an aggregate principal amount of $________, (ii) Class A-2 Notes in an aggregate principal amount of $____________, (iii) Class A-3 Notes in an aggregate principal amount of $_____________, (iv) , Class B Notes in an aggregate principal amount of $_____________, and (v) Class C Notes in an aggregate principal amount of $__________. The aggregate principal amount of such Classes of Notes Outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.03.  Temporary  Notes.  Pending the preparation of Book-Entry
                        ----------------
Notes or Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Book-Entry Notes or Definitive Notes to be prepared without unreasonable delay. After the preparation of Book-Entry Notes or Definitive Notes, the temporary Notes shall be exchangeable for Book-Entry Notes or Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Book-Entry Notes or Definitive Notes.

         SECTION  2.04.  Registration;  Registration  Of Transfer And  Exchange;
                         ------------------------------------------------------
Transfer  Restriction.  The Issuer shall cause to be kept a register  (the "Note
---------------------
Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and the amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located in the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         Neither the Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Clearing Agency.

         SECTION 2.05.  Mutilated,  Destroyed,  Lost Or Stolen Notes. If (i) any
                        --------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION  2.06.  Persons  Deemed  Owner.  Prior to due  presentment  for
                         ----------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee, and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

         SECTION 2.07.  Payment Of Principal And Interest;  Defaulted  Interest.
                        -------------------------------------------------------
         (a) Each Class of Notes shall accrue interest at the related Interest Rate, and such interest shall be payable on each Payment Date as specified in the related Note, subject to Section 3.01. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Depository, payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the related final Payment Date, as the case may be (and except for the Redemption Date Amount for any Note called for redemption pursuant to Section 10.01(a)), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Note shall be payable on each Payment Date to the extent provided in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders have waived such Event of Default in the manner provided in Section
5.02. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of receipt of notice of termination of the Trust pursuant to Section 9.01(c) of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on any Payment Date in the manner and to the extent provided in the Sale and Servicing Agreement.

         (d) All payments to be made by the Issuer under this Indenture shall be made only from the income and proceeds from the Collateral and only to the extent that the Issuer shall have sufficient income or proceeds from the Trust Estate to enable the Issuer to make payments in accordance with the terms hereof. The Indenture Trustee is not personally liable for any amounts payable under this Indenture, except as expressly provided herein.

         SECTION  2.08.   Cancellation.   All  Notes  surrendered  for  payment,
                          ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.09. Book-Entry Notes. The Notes, upon original issuance, will
                       ----------------
be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Noteholder of such Notes will receive a Definitive Note representing such Noteholder's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Noteholders pursuant to Section 2.11:

         (i) the provisions of this Section shall be in full force and effect;

         (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Noteholders;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

         (iv) the rights of Noteholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

         (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.10.  Notices To Clearing  Agency.  Whenever a notice or other
                        ---------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Noteholders pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Clearing Agency, and shall have no obligation to the Noteholders.

         SECTION 2.11. Definitive Notes. If (i)(A) the Administrator advises the
                       ----------------
Indenture Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as described in the Note Depository Agreement, and (B) the Indenture Trustee or the Administrator is unable to locate a qualified successor or (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through DTC then the Indenture Trustee shall notify all Noteholders of the related Class or Classes of Notes, through DTC, of the occurrence of any such event and of the availability of Definitive Notes for such class. Upon surrender to the Indenture Trustee of the Note or Notes representing the Book-Entry Notes by DTC, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of DTC. The Indenture Trustee will also notify the Holders of any adjustment to the Record Date with respect to the Notes necessary to enable the Indenture Trustee to make distributions to Holders of the Definitive Notes for such Class of record as of each Payment Date. [None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders hereunder.]

         [The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.]

         Additionally, upon the occurrence of any such event described above, distribution of principal of and interest on the Notes will be made by the Indenture Trustee directly to Holders in accordance with the procedures set forth herein and in the Sale and Servicing Agreement. Distributions will be made by check, mailed to the address of such Holder as it appears on the Note register. Upon at least 10 days' notice to Noteholders for such Class, however, the final payment on any Note (whether the Definitive Notes or the Note for such Class registered in the name of Cede representing the Notes of such Class) will be made only upon presentation and surrender of such Note at the office or agency specified in the notice of final distribution to Noteholders.

         Definitive Notes of each Class will be transferable and exchangeable at the offices of the Indenture Trustee or its agent in New York, New York, which the Indenture Trustee shall designate on or prior to the issuance of any Definitive Notes with respect to such Class. No service charge will be imposed for any registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

         At such time, if any, as Definitive Notes have been issued, upon written request of any Noteholder or group of Noteholders of record holding Notes evidencing not less than 10% of the aggregate unpaid principal amount of the Notes, the Indenture Trustee will afford such Noteholders access during normal business hours to the current list of Noteholders for purpose of communicating with other Noteholders with respect to their rights under the Indenture, the Sale and Servicing Agreement or the Notes. While the Notes are held in book-entry form, holders of beneficial interests in the Notes will not have access to a list of other holders of beneficial interests in the Notes, which may impede the ability of such holders of beneficial interests to communicate with each other.

         SECTION 2.12.  Release Of Collateral.  Subject to Section 11.01 and the
                        ---------------------
terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate.

         SECTION 2.13. Tax Treatment. The Issuer and the purchasers of the Notes
                       -------------
intend, and will take all actions consistent with the intention, that the Notes be treated as indebtedness which is solely secured by the assets of the Trust for all federal, state, local, and foreign income and franchise tax purposes and that, pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997, the Trust be disregarded as a separate entity from the Trust Depositor for federal income tax purposes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                                   ARTICLE 3
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

         SECTION 3.01.  Payment Of Principal And Interest.  The Issuer will duly
                        ---------------------------------
and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer and the Indenture Trustee will cause to be allocated and distributed all amounts under and as provided in
Section 4.10 of the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class B Notes, to the Class B Noteholders, and for the benefit of the Class C Notes, to the Class C Noteholders, in each case as further specified herein. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.02. Maintenance Of Office Or Agency. The Issuer will maintain
                       -------------------------------
in San Diego, California, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION  3.03.  Money For Payments To Be Held In Trust.  As provided in
                         --------------------------------------
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection pursuant to
Section 8.02(b) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section. On or before the Business Day immediately preceding each Payment Date and Redemption Date, the Issuer shall allocate an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure to so act. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

         (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Issuer with the Indenture Trustee for the payment of principal or interest on the Notes, and provided, further, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but not have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION  3.04.  Existence.  The  Issuer  will keep in full  effect  its
                         ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

         SECTION 3.05. Protection Of Collateral. The Issuer intends the security
                       ------------------------
interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Collateral. In connection therewith, pursuant to Section 2.3 of the Sale and Servicing Agreement, the Issuer shall cause to be delivered into the possession of the Indenture Trustee as pledgee hereunder, indorsed in blank, any "instruments" (within the meaning of the UCC), not constituting part of chattel paper, evidencing any Contract which is part of the Collateral. The Indenture Trustee agrees to maintain continuous possession of such delivered instruments as pledgee hereunder until this Indenture shall have terminated in accordance with its terms or until, pursuant to the terms hereof or of the Sale and Servicing Agreement, the Indenture Trustee is otherwise authorized to release such instrument from the Collateral. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

         (i) Grant more effectively all or any portion of the Collateral;

         (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

         (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (iv)  enforce any of the  Collateral;

         (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties; and

         (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         SECTION 3.06. [Reserved]

         SECTION  3.07.  Performance  Of  Obligations;  Servicing Of  Contracts.
                         ------------------------------------------------------

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Required Holders.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof. Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Rating Agencies of such appointment (to the extent such party has not already been notified pursuant to the Sale and Servicing Agreement), specifying in such notice the name and address of such successor Servicer.

         (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents if the effect thereof would adversely affect the Holders of the Notes.

         SECTION 3.08.  Negative  Covenants.  Until the  Termination  Date,  the
                        -------------------
Issuer shall not:

         (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee and except as expressly provided in the Basic Documents; or

         (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

         (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant; or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than Permitted Liens), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral, or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Indenture Trustee, except where the Basic Documents allow for amendment or modification without the consent or approval of the Indenture Trustee; or

         (iv) dissolve or liquidate in whole or in part.

         SECTION 3.09. Issuer May Consolidate, Etc., Only On Certain Terms.
                       --------------------------------------------------

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

         (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

         (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article 3 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

         (vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person (except as expressly permitted by the Basic Documents), unless:

         (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State,
     (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder;

         (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

         (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article 3 and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by Exchange Act); and

         (vii) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.10. Successor Or Transferee.
                       -----------------------

         (a) Upon any  consolidation  or merger of the Issuer in accordance with
Section 3.09(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer pursuant to Section 3.09(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

         SECTION  3.11.  No Other  Business.  The Issuer shall not engage in any
                         ------------------
business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

         SECTION 3.12. No Borrowing.  The Issuer shall not issue, incur, assume,
                       ------------
guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the other Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Contracts and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Account and to pay the transactional expenses of the Issuer.

         SECTION  3.13.  Notice Of Events Of Default.  The Issuer agrees to give
                         ---------------------------
the Indenture Trustee and each Rating Agency prompt written notice of each Event of Default hereunder and of a Servicer Termination Event under the Sale and Servicing Agreement.

         SECTION  3.14.  Further  Instruments  And  Acts.  Upon  request  of the
                         -------------------------------
Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.15.  Compliance  With Laws.  The Issuer shall comply with the
                        ---------------------
requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

         SECTION 3.16. Amendments Of Trust Agreement. The Issuer shall not agree
                       -----------------------------
to any amendment to Section 11.01 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

         SECTION 3.17. Removal Of Administrator. So long as any Notes are issued
                       ------------------------
and outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         SECTION 3.18.  Representations  And  Warranties  Of Issuer.  The Issuer
                        -------------------------------------------
represents and warrants as follows:

         (a) Power And Authority.  It has full power,  authority and legal right
             -------------------
to execute, deliver and perform its obligations as Issuer under this Indenture and the Notes (the foregoing documents, the "Issuer Documents").

         (b)  Due  Authorization.  The  execution  and  delivery  of the  Issuer
              ------------------
Documents and the consummation of the transactions provided for therein have been duly authorized by all necessary action on its part.

         (c) No Conflict.  The execution  and delivery of the Issuer  Documents,
             -----------
the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any material breach of any of the materials terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Issuer is a party or by which it or any of its property is bound.

         (d) No Violation.  The execution and delivery of the Issuer  Documents,
             ------------
the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time, or both) a default under, the organizational documents of the Issuer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Issuer Documents, or violate any law, order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties, except in each case to the extent it would not have a material adverse effect on the validity or enforceability of, or the Issuer's performance under the Issuer Documents or the validity or enforceability of the Contracts or on the Indenture Trustee's interest in any Contract or other Trust Assets.

         (e) All Consents  Required.  The Issuer holds all  necessary  licenses,
             ----------------------
certificates and permits from all Governmental Authorities necessary for conducting its business as it is presently conducted, and is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of the Issuer Documents to which it is a party, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

         (f) Location.  The Issuer has its chief  executive  office and place of
             --------
business (as such terms are used in Article 9 of the UCC) in San Diego, California. The Issuer agrees that it will not change the location of such office to a location outside of San Diego, California, without at least 30 days prior written notice to the Seller, the Servicer, the Indenture Trustee and the Rating Agencies.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

         SECTION 4.01. Satisfaction And Discharge Of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.01, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.15 and 3.16, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                    (A) either

                        (1) all Notes  theretofore  authenticated  and delivered
                    (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
                    Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation;

                        (2) all Notes not theretofore delivered to the Indenture
                    Trustee for cancellation

                             (i) have become due and payable, or

                             (ii) will become due and payable at the  applicable
                         Maturity Date within one year, or

                             (iii) are to be called  for  redemption  within one
                         year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or
                         (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in the Collection Account for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Note not theretofore delivered to the Indenture Trustee for cancellation when due to the final scheduled Payment Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be;

                   (B) the Issuer has paid or  performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

                   (C) the  Issuer has  delivered  to the  Indenture  Trustee an
               Officer's Certificate and an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to
               Section 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

         SECTION 4.02. Application Of Trust Money. All moneys deposited with the
                       --------------------------
Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.03.  Repayment Of Moneys Held By Paying Agent.  In connection
                        ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.04.  Release Of Collateral.  Subject to Section 11.01 and the
                        ---------------------
terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                                   ARTICLE 5
                                    REMEDIES

         SECTION  5.01.  Events Of Default.  "Event Of Default,"  wherever  used
                         -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) failure to pay on each Payment Date the full amount of accrued interest on any Class A Note, Class B Note or Class C Note;

         (b) failure to pay the then outstanding principal amount of any Note, if any, on its related Maturity Date;

         (c) (i) failure on the part of the Seller or the Servicer to make any payment or deposit required under the Sale and Servicing Agreement or the Indenture within three Business Days after the date the payment or deposit is required to be made, or (ii) failure on the part of the Seller, the Servicer, or the Issuer to observe or perform any other covenants or agreements of such entity set forth in the Sale and Servicing Agreement or the Indenture, which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of 60 days after written notice; provided, that only a five day cure period shall apply in the case of a failure by the Seller or the Owner Trustee to observe their respective covenants not to grant a security interest in or otherwise intentionally create a lien on the Contracts;

         (d) any representation or warranty made by the Issuer, the Seller or the Trust Depositor in the Sale and Servicing Agreement or the Indenture or any information required to be given by the Seller or the Trust Depositor to the Indenture Trustee to identify the Contracts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of 60 days after written notice (it being understood and acknowledged that, if any such breach occurs with respect to one or more Contracts, the Seller, through the Trust Depositor, may remedy such breach by the repurchase of such Contracts during such period in accordance with the provisions of the Sale and Servicing Agreement and the Transfer and Sale Agreement);

         (e) the occurrence of an Insolvency Event relating to the Issuer or the Trust; or

         (f) the Issuer becomes an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.02. Rights Upon Event Of Default; Notice.
                       ------------------------------------

         (a) If an Event of Default  referred to in subparagraph  (e) of Section
5.01 has occurred, then and in every such case the unpaid principal of the Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders under the Indenture, shall immediately and without further act become due and payable.

         (b) In the case of any event  described in clause (a),  (b), (c) (d) or
(f) above, an Event of Default with respect to the Notes will be deemed to have occurred, then and in every such case, the unpaid principal of the Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders, under the Indenture, shall immediately and without further act become due and payable, provided such Event of Default may be waived if the Required Holders provide written notice to the Trust Depositor, Indenture Trustee and the Servicer of such waiver. In the event the Indenture Trustee has actual knowledge of an Event of Default, it shall give written notice thereof to the Trust Depositor, the Seller, the Servicer, the Owner Trustee and the Rating Agencies.

         (c) If an Insolvency Event relating to the Trust Depositor occurs, pursuant to the Trust Agreement and the Sale and Servicing Agreement, on the day of such Insolvency Event, the Trust Depositor shall promptly give notice to the Indenture Trustee of the Insolvency Event, and the Indenture Trustee shall, unless notified to the contrary by the Required Holders, promptly act pursuant to and in accordance with the terms thereof to sell, dispose of or otherwise liquidate the Collateral in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of Contracts shall be deposited in the Collection Account and allocated as described in the Sale and Servicing Agreement and herein.

         Promptly following its receipt of notice hereunder or under any other Basic Document of any Event of Default, the Indenture Trustee shall send a copy thereof to the Issuer and each Rating Agency.

         SECTION 5.03.  Collection Of Indebtedness  And Suits For Enforcement By
                        --------------------------------------------------------
Indenture Trustee; Authority Of Indenture Trustee.
-------------------------------------------------

         (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) The Indenture Trustee following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion (except as provided in Section 5.03(d)), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) Notwithstanding anything to the contrary contained in this Indenture, if an Event of Default shall have occurred and be continuing, and if the Issuer fails to perform its obligations under Section 10.01(b) when and as due, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law, provided that the Indenture Trustee shall only be entitled to take any such actions to the extent such actions (i) are taken only to enforce the Issuer's obligations to redeem the principal amount of Notes, and (ii) are taken only against the Collateral, any investments therein and any proceeds thereof.

         (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under any Insolvency Laws, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

              (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture
     Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

              (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

              (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

              (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or compensation affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (h) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all of the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         SECTION 5.04. Remedies.  If an Event of Default shall have occurred and
                       --------
be continuing the Indenture Trustee (subject to Section 5.05) may, and shall, if so directed by the Required Holders in writing:

              (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

              (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

              (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes; and

              (iv) direct the Owner Trustee to sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, other than an Event of Default described in Section 5.01(a) or (b), unless (A) the Holders of 100% of the Principal Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to each Rating Agency and obtains the consent of the Required Holders. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm or national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose; provided, however, upon the occurrence of an Event of Default described in Section 5.01(e), caused solely from an event described in such subparagraph occurring with respect to the Trust Depositor, the Collateral will be liquidated by the Indenture Trustee and the Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the related Trustee shall have received written instructions from the Required Holders, to the effect that such Required Holders disapprove of the liquidation of such Collateral and termination of such Trust.

         SECTION 5.05.  Optional  Preservation  Of The  Contracts.  Following an
                        -----------------------------------------
Event of Default and if such Event of Default has not been rescinded and annulled, and except as otherwise provided above, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral pursuant to the terms of this Article 5. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION  5.06.  Priorities.
                         ----------

         (a) After the occurrence and during the Continuance of an Event of Default or a Restricting Event, allocations shall be made in accordance with the terms and conditions of Section 4.10(b) of the Sale and Servicing Agreement.

         (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.07. Limitation Of Suits. No Holder of any Note shall have any
                       -------------------
right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (and in all events subject to Section 11.16):

              (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

              (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

              (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes, voting together as a single class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.08.  Unconditional Rights Of Noteholders To Receive Principal
                        --------------------------------------------------------
And Interest.  Notwithstanding any other provisions in the Indenture, the Holder
------------
of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION  5.09.  Restoration  Of Rights And  Remedies.  If the Indenture
                         ------------------------------------
Trustee or any Noteholders has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10. Rights And Remedies Cumulative. No right or remedy herein
                       ------------------------------
conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11.  Delay Or Omission Not A Waiver.  No delay or omission of
                        ------------------------------
the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.12.  Control By Noteholders.  The Required Holders shall have
                        ----------------------
the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee (in all events subject to Section 6.02(f)); provided that:

              (i) such direction shall not be in conflict with any rule of law or with any other provision of this Indenture;

              (ii) subject to the terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

              (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

              (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially and adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13. Waiver Of Past Defaults.  In the case of any waiver of an
                       -----------------------
Event of Default, the Issuer, the Indenture Trustee and the Holders of the notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto. Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture.

         SECTION  5.14.  Undertaking  For Costs.  All parties to this  Indenture
                         ----------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15.  Waiver Of Stay Or Extension  Laws. The Issuer  covenants
                        ---------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16.  Action On Notes.  The Indenture  Trustee's right to seek
                        ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.06.

         SECTION  5.17.  Performance  And  Enforcement  Of Certain  Obligations.
                         ------------------------------------------------------
         (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Trust Depositor and the Servicer as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Trust Depositor or the Servicer thereunder and the institution of legal of administrative actions or proceedings to compel or secure performance by the Trust Depositor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Required Holders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Trust Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Trust Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE 6
                              THE INDENTURE TRUSTEE

         SECTION 6.01. Duties Of Indenture Trustee.
                       ---------------------------

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except  during the  continuance  of an Event of  Default:

              (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

              (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the factual statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (i) this paragraph does not limit the effect of Section 6.01(b);

              (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) The Indenture Trustee shall have no discretionary duties other than those explicitly set forth in this Indenture.

         (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         SECTION 6.02. Rights Of Indenture Trustee.
                       ---------------------------

         (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in a manner consistent with Section 6.01.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.03.  Individual  Rights Of Indenture  Trustee.  The Indenture
                        ----------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Section 6.11.

         SECTION 6.04.  Indenture  Trustee's  Disclaimer.  The Indenture Trustee
                        --------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05. Notice Of Defaults. If a Default occurs and is continuing
                       ------------------
and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of such Notes), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.06.  Reports By Indenture  Trustee To Holders.  The Indenture
                        ----------------------------------------
Trustee shall deliver to each Noteholder such information, including without limitation, Internal Revenue Service Form 1099, as may be required to enable such holder to prepare its federal and state income tax returns.

         SECTION  6.07.  Compensation  And  Indemnity.  The  Issuer  shall  pay,
                         ----------------------------
pursuant to the terms of Section 4.10 of the Sale and Servicing Agreement, the Indenture Trustee from time to time reasonable compensation for its services as agreed to in writing on or prior to the Closing Date. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services; provided, however, the Indenture Trustee shall obtain the Issuer's written approval prior to incurring such reasonable out-of-pocket expenses unless its pursuit of such approval or failure to obtain such approval would, in the Indenture Trustee's reasonable judgment, result in a breach of its fiduciary duties to the
Noteholders under any of the Basic Documents. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify or shall cause the Administrator or Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall defend or shall cause the Administrator or Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Administrator or Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator or Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. The parties hereto agree and acknowledge that, notwithstanding anything to the contrary, all payments required to be made pursuant to this Section 6.07 shall not be made from the Trust Assets. The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Insolvency Laws.

         SECTION 6.08.  Replacement Of Indenture Trustee.  The Indenture Trustee
                        --------------------------------
may resign at any time by so notifying the Issuer and the Servicer. The Issuer may remove the Indenture Trustee if:

              (i) the Indenture Trustee fails to comply with Section 6.11;

              (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

              (iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture
          Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

              (iv) the Indenture  Trustee otherwise becomes incapable of acting.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

         SECTION 6.09.  Successor  Indenture Trustee By Merger. If the Indenture
                        --------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency prompt notice of any such transaction.

         In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10. Appointment Of Co-Indenture Trustee Or Separate Indenture
                       ---------------------------------------------------------
Trustee.
-------

         (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility of a successor Indenture Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 6.08

         (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

              (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder; and

              (iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator.

         (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate Indenture Trustee or co-Indenture Trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11.  Eligibility.  The  Indenture  Trustee shall at all times
                        -----------
satisfy the requirements of TIA Section 310(a). The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.ll, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.ll, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.08. The Indenture Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         SECTION 6.12.  Preferential  Collection Of Claims Against  Issuer.  The
                        --------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         SECTION 6.13.  Representations And Warranties Of Indenture Trustee. The
                        ---------------------------------------------------
Indenture Trustee in its individual capacity and as Indenture Trustee represents and warrants as follows:

         (a)  Organization  And  Corporate  Power.  It is a duly  organized  and
              -----------------------------------
validly existing New York banking corporation in good standing under the laws of each jurisdiction where its business so requires. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Indenture Trustee under this Indenture and the Sale and Servicing Agreement (the foregoing documents, the "Indenture Trustee Documents") and to authenticate the Notes.

         (b) Due  Authorization.  The  execution  and delivery of the  Indenture
             ------------------
Trustee Documents, the consummation of the transactions provided for therein and the authentication of the Notes have been duly authorized by all necessary corporate action on its part, either in its individual capacity or as Indenture Trustee, as the case may be.

         (c) No Conflict.  The execution  and delivery of the Indenture  Trustee
             -----------
Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes), will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Indenture Trustee is a party or by which it or any of its property is bound.

         (d) No Violation.  The execution and delivery of the Indenture  Trustee
             ------------
Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes), will not conflict with or violate, in any material respect, any requirements of law applicable to the Indenture Trustee.

         (e) All Consents  Required.  All approvals,  authorizations,  consents,
             ----------------------
orders or other actions of any Person or any governmental body applicable to the Indenture Trustee, required in connection with the execution and delivery of the Indenture Trustee Documents, the performance by the Indenture Trustee of the transactions contemplated thereby and the fulfillment by the Indenture Trustee of the terms thereof (including the authentication of the Notes), have been obtained.

         (f) Validity, Etc. Each Indenture Trustee Document constitutes a legal,
             --------------
valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

                                   ARTICLE 7
                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.01.  Issuer To Furnish  Indenture Trustee Names And Addresses
                        --------------------------------------------------------
Of  Noteholders.  The  Issuer  will  furnish  or  cause to be  furnished  to the
---------------
Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION   7.02.   Preservation   Of   Information:   Communication   To
                           -----------------------------------------------------
Noteholders.
-----------
         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar and shall otherwise comply with TIA
Section 312(a). The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.03. Reports By Issuer. (a) The Issuer shall:
                       -----------------

              (i) file with the Indenture Trustee, within 15 days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

              (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

              (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission;

              (iv) file with the Indenture Trustee reports in compliance with TIA Section 314(a) and TIA Section 314(b).

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on [December 31] of each year.

         SECTION 7.04. Reports By Indenture Trustee.
                       ----------------------------

         (a) On or before [December] 31 of each calendar year, commencing [December 31, 1999], the Indenture Trustee (or an agent on its behalf will furnish (or cause to be furnished) to each Person who at any time during the preceding calendar year was a Noteholder, a statement containing the information required to be provided by an issuer of indebtedness under the Code for such preceding calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information as is necessary to enable the Noteholders to prepare their tax returns.

         (b) If required by TIA Section 313(a), within 60 days after January 31 beginning with January 31, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                   ARTICLE 8
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION  8.01.  Collection  Of  Money.  Except as  otherwise  expressly
                         ---------------------
provided herein and in the Sale and Servicing Agreement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article 5.

         SECTION  8.02.  Trust   Accounts;   Allocations   and   Distributions.
                         -----------------------------------------------------

         (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Trust Accounts as provided in Section 4.6 of the Sale and Servicing Agreement.

         (b) [Reserved]

         (c) The Indenture Trustee shall make allocations and distributions in respect of the Notes as provided in Section 4.10 of the Sale and Servicing Agreement, which Section 4.10 of the Sale and Servicing Agreement is hereby incorporated by reference. All distributions to Noteholders made in accordance with the preceding sentence shall be made by the Indenture Trustee as provided in Section 2.07.

         SECTION 8.03. [Reserved]

         SECTION 8.04. Release Of Collateral.
                       ---------------------

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article 8 shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA as so stated in the Opinion of Counsel) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) and in each case meeting the applicable requirements of Section 11.01.

         SECTION 8.05.  Opinion Of Counsel.  The Indenture Trustee shall receive
                        ------------------
at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions for this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE 9
                             SUPPLEMENTAL INDENTURES

         SECTION 9.01.  Supplemental  Indentures Without Consent Of Noteholders.
                        -------------------------------------------------------
Without the consent of the Holders of any Notes and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

              (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture;

              (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

              (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

              (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

              (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Basic Documents;

              (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article 6;

              (vii)  to  modify,  eliminate  or add to the  provisions  of  this
         Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; and

              (viii) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect in any material respect the interests of the Holders of the Notes; provided further that such action shall be deemed not to adversely affect in any material respect the interests of the Noteholders and no such Opinion of Counsel need be delivered if the Rating Agency Condition is satisfied.

         The Indenture Trustee is hereby authorized to join in the exemption of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         SECTION 9.02. Supplemental Indentures With Consent Of Noteholders.  The
                       ---------------------------------------------------
Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, and with the consent of a Required Holders, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

         (i) reduce the amount or extend the time of payment of any amount owing or payable under any Note or (except as otherwise provided herein) increase or reduce the interest payable on any Note (except that only the consent of the affected holder of a Note shall be required for any decrease in an amount of or the rate of interest payable on such Note or any extension for the time of payment of any amount payable under such Note), or alter or modify the provisions with respect to the order of priorities in which distributions thereunder shall be made or with respect to the amount or time of payment of any such distribution, or

         (ii) reduce, modify or amend any indemnities in favor of any Noteholder or in favor of or to be paid by the trust Depositor, or alter the definition of "Indemnities" to exclude any Noteholder (except as consented to by each Noteholder adversely affected thereby), or

         (iii)make any Note  payable in money other than U.S.  dollars,  or

         (iv) modify the definitions in the Indenture of Required Holders, or otherwise modify the percentage of Noteholders required to effect any modification of the Indenture.

         Neither the Issuer, the Indenture Trustee nor any of their respective affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Sale and Servicing Agreement or the Notes unless such consideration is offered to be paid to all Noteholders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of the Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. Execution Of Supplemental  Indentures.  In executing,  or
                       -------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.04. Effect Of Supplemental  Indenture.  Upon the execution of
                       ---------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.05.  Conformity  With Trust Indenture Act. Every amendment of
                        ------------------------------------
this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         SECTION  9.06.  Reference In Notes To  Supplemental  Indentures.  Notes
                         -----------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE 10
                               REDEMPTION OF NOTES

         SECTION 10.01. Redemption.
                        ----------

         (a) In the event that the Seller pursuant to Section [5.1] of the Sale and Servicing Agreement purchases (through the Trust Depositor) the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the outstanding principal, and accrued interest on the Notes; provided, however, that the Issuer has available funds sufficient to pay such amounts. Seller, the Servicer or the Issuer shall furnish each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

         (b) In the event  that the  assets of the  Trust are sold  pursuant  to
Section 9.02 of the Trust Agreement or Section 5.02(c) of this Indenture, the proceeds of such sale shall be distributed as provided in Section 5.06. If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 20 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

         SECTION 10.02.  Form Of Redemption  Notice.  Notice of redemption under
                         --------------------------
Section 10.01(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

              (i) the Redemption Date;

              (ii) the  Redemption  Date Amount;  and

              (iii) the place where such Notes are to be surrendered for payment of the Redemption Date Amount (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.03.  Notes Payable On Redemption Date. The Notes or portions
                         --------------------------------
thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Date Amount and (unless the Issuer shall default in the payment of the Redemption Date Amount) no interest shall accrue on the Redemption Date Amount for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Date Amount.

                                   ARTICLE 11
                                  MISCELLANEOUS

         SECTION 11.01. Compliance Certificates And Opinions, Etc.
                        ------------------------------------------

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA as so stated in the Opinion of Counsel) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and TIA Section 314(c), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

              (ii)  a  brief  statement  as to  the  nature  and  scope  of  the
     examination  or  investigation   upon  which  the  statements  or  opinions
     contained in such certificate or opinion are based;

              (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for authentication and delivery of the Notes or the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

              (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
         (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

              (iii) Other than with  respect to any release  described in clause
         (A) or (B) of Section 11.01(b)(v) below, whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

              (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of Section 11.01(b)(v) below) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

              (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of the Contracts as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every twelve months, commencing on the [________, 199__] Payment Date, an Officer's Certificate stating that all the dispositions of Collateral described in clauses (A) or (B) that occurred during the preceding twelve calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         SECTION 11.02. Form Of Documents Delivered To Indenture Trustee. In any
                        ------------------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 6.

         SECTION 11.03. Acts Of Noteholders.
                        -------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The  ownership of Notes shall be proved by the Note  Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.04. Notices. All notices, and communications hereunder shall
                        -------
be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at the address specified in the Sale and Servicing Agreement for such recipient.

         Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11.05.  Notices To  Noteholders;  Waiver.  Where this Indenture
                         --------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.06. Alternate Payment And Notice Provisions. Notwithstanding
                        ---------------------------------------
any provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION  11.07.  Effect Of Headings And Table Of Contents.  The Article
                          ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.08.  Successors And Assigns. All covenants and agreements in
                         ----------------------
this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-Indenture Trustees and agents.

         SECTION 11.09. Separability. In case any provision in this Indenture or
                        ------------
in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.10.  Benefits Of Indenture.  Nothing in this Indenture or in
                         ---------------------
the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.11. Legal Holidays.  In any case where the date on which any
                        --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION  11.12.  GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN
                          --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13. Counterparts.  This Indenture may be executed in several
                        ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 11.14. Recording Of Indenture.  If this Indenture is subject to
                        ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.15. Trust Obligation.  No recourse may be taken, directly or
                        ----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficiary interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles [Six, Seven and Eight] of the Trust Agreement.

         SECTION 11.16. No Petition.  The parties hereto,  by entering into this
                        -----------
Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 11.17. Inspection.  The Issuer agrees that, on reasonable prior
                        ----------
notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION  11.18.  Conflict  With Trust  Indenture  Act. If any provision
                          ------------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         SECTION  11.19.  Communication  By Note Owners With Other Note  Owners.
                          -----------------------------------------------------
Note Owners may communicate with other Note Owners with respect to their rights under this Indenture or the Notes pursuant to Section 312(b) of the TIA. Every Note Owner, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that none of the Issuer and the Indenture Trustee nor any agent of the Issuer and the Indenture Trustee shall be deemed to be in violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the TIA, by reason of the disclosure of any such information as to the names and addresses of the Note Owners in accordance with
Section 312 of the TIA, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the TIA.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                              MITSUI VENDOR LEASING ASSET TRUST 1998-1

                              By:  ___________________,  not in  its  individual
                                   capacity but solely as Owner Trustee


                              By:_____________________________________
                                   Name:
                                   Title:


                              BANKERS TRUST COMPANY


                              By:_____________________________________
                                   Name:
                                   Title:


STATE OF                            )
        ----------------------------
                                    ) ss
COUNTY OF                           )
         ---------------------------


On __________________ before me, __________________________________________,
     [insert date]                 [Here insert name and title of notary]

personally appeared ___________________________________________________________,

/ /      personally known to me, or

/ /      proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                  [Seal]

-----------------------










STATE OF                            )
        ----------------------------
                                    ) ss
COUNTY OF                           )
         ---------------------------


On __________________ before me,  ___________________________________________,
    [insert date]                   [Here insert name and title of notary]

personally appeared ___________________________________________________________,

/ /      personally known to me, or

/ /      proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                  [Seal]

-----------------------


                                                                      Exhibit A


                                   [Reserved]


                                                                      EXHIBIT B

                             FORM OF CLASS A-1 NOTE


     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                     [ ]% CLASS A-1 RECEIVABLE-BACKED NOTES
REGISTERED                                                                 $[ ]
No. R-1                                                    CUSIP NO. __________

     Mitsui Vendor Leasing Asset Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [____] Dollars ($____) payable on the earlier of [_________] (the "Class A-1 Maturity Date") and the Redemption Date, if any, pursuant to Sections 10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date or, if no interest has yet been paid, from and including the Closing Date to but excluding the first Payment Date thereafter. Interest will be computed on the basis of the actual number of days in each Accrual Period specified pursuant to the preceding sentence and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date: [    ]                      MITSUI VENDOR LEASING ASSET TRUST 1998-1
                                  By: ______________________, not in its
                                      individual capacity but solely on behalf
                                      of the Issuer as Owner Trustee, under the
                                      Agreement


                                  By:_____________________________________
                                  Printed Name:___________________________
                                  Title:__________________________________


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      BANKERS TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Indenture Trustee

                                      By:_______________________________
                                               Authorized Signatory



                           [REVERSE OF CLASS A-1 NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [______]% Class A-1 Receivable- Backed Notes (the "Class A-1 Notes"), all issued under an Indenture, dated as of August 1, 1998 (the
"Indenture"),  between  the Issuer and  Bankers  Trust  Company,  as  Indenture
Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class A-1 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Sale and Servicing Agreement.

     Principal of the Class A-1 Notes will be payable on the earlier of the Class A-1 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-1 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders have waived such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check or wire transfer (pursuant to written wire transfer instructions provided at least ten days prior to the applicable Payment Date) to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer and the Required Holders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the outstanding principal amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                    EXHIBIT C-1

                             FORM OF CLASS A-2 NOTE


     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                     [ ]% CLASS A-2 RECEIVABLE-BACKED NOTES
REGISTERED                                                                 $[ ]
No. R-1                                                    CUSIP NO. __________

     Mitsui Vendor Leasing Asset Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [______ ] Dollars ($___________) payable on the earlier of [ _________] (the "Class A-2 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof. No payments of principal of the Class A-2 Notes shall be made until the principal on the Class A-1 Notes have been paid in full.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date or, if no interest has yet been paid, from and including the Closing Date to but excluding the first Payment Date thereafter. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [      ]                   MITSUI VENDOR LEASING ASSET TRUST 1998-1


                                 By: ___________________________, not in its
                                     individual capacity but solely on behalf
                                     of the Issuer as Owner Trustee, under
                                     the Agreement


                                 By:_____________________________________
                                 Printed Name:____________________________
                                 Title:___________________________________



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

                                  By:_______________________________
                                           Authorized Signatory

                          [REVERSE OF CLASS A-2 NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [____]% Class A-2 Receivable-Backed Notes (the "Class A-2 Notes"), all issued under an Indenture, dated as of August 1, 1998 (the
"Indenture"),  between  the Issuer and  Bankers  Trust  Company,  as  Indenture
Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class A-2 Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Sale and Servicing Agreement.

     Principal of the Class A-2 Notes will be payable on the earlier of the Class A-2 Maturity Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check or wire transfer (pursuant to written wire transfer instructions provided at least ten days prior to the applicable Payment Date) to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

     As  provided  in the  Indenture,  the Notes may be  redeemed  pursuant  to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Seller, on any Payment Date on or after the date on which the ADCB of all Contracts then in the Contracts Pool is less than 10% of the initial ADCB of Contracts in the Contracts Pool as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-2 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the outstanding principal amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                    EXHIBIT C-2

                            FORM OF CLASS A-3 NOTE

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                     [ ]% CLASS A-3 RECEIVABLE-BACKED NOTES
REGISTERED                                                                 $[ ]
No. R-1                                                    CUSIP NO. __________

     Mitsui Vendor Leasing Asset Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [____] Dollars ($___________) payable on the earlier of [_________] (the "Class A-3 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof. No payments of principal of the Class A-3 Notes shall be made until the principal on the Class A-1 and Class A-2 Notes have been paid in full.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date or, if no interest has yet been paid, from and including the Closing Date to but excluding the first Payment Date thereafter. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [     ]               MITSUI VENDOR LEASING ASSET TRUST 1998-1


                            By: ____________________________, not in its
                                individual capacity but solely on behalf
                                of the Issuer as Owner Trustee, under
                                the Agreement


                            By:_____________________________________
                            Printed Name:___________________________
                            Title:__________________________________


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Indenture Trustee

                                        By:_______________________________
                                               Authorized Signatory


                           [REVERSE OF CLASS A-3 NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [____]% Class A-3 Receivable-Backed Notes (the "Class A-3 Notes"), all issued under an Indenture, dated as of August 1, 1998 (the
"Indenture"),  between  the Issuer and  Bankers  Trust  Company,  as  Indenture
Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class A-3 Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Sale and Servicing Agreement.

     Principal of the Class A-3 Notes will be payable on the earlier of the Class A-3 Maturity Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-3 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check or wire transfer (pursuant to written wire transfer instructions provided at least ten days prior to the applicable Payment Date) to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

     As  provided  in the  Indenture,  the Notes may be  redeemed  pursuant  to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Seller, on any Payment Date on or after the date on which the ADCB of all Contracts then in the Contracts Pool is less than 10% of the initial ADCB of Contracts in the Contracts Pool as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-3 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the outstanding principal amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder. The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                                                      EXHIBIT D

                              FORM OF CLASS B NOTE


     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                      [ ]% CLASS B RECEIVABLE-BACKED NOTES
REGISTERED                                                                 $[ ]
No. R-1                                                    CUSIP NO. __________

     Mitsui Vendor Leasing Asset Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [_______] Dollars ($_________) payable on the earlier of [__________] (the "Class B Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof. No payments of principal of the Class B Notes shall be made until the principal on all the Class A Notes has been paid in full. After the occurrence of an Event of Default or Restricting Event (as defined in the Sale and Servicing Agreement), no payments of principal of the Class B Notes shall be made until the principal on the Class A Notes.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date or, if no interest has yet been paid, from and including the Closing Date to but excluding the first Payment Date thereafter. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:[      ]                   MITSUI VENDOR LEASING ASSET TRUST 1998-1


                                By:      _____________________________, not
                                         in its individual capacity but
                                         solely on behalf of the Issuer as
                                         Owner Trustee, under the Agreement


                                By:_____________________________________
                                Printed Name:___________________________
                                Title:__________________________________


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

                                By:_______________________________
                                        Authorized Signatory


                            [REVERSE OF CLASS B NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [_____]% Class B Receivable-Backed Notes (the "Class B Notes"), all issued under an Indenture, dated as of August 1,,1998 (the "Indenture"), between the Issuer and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class B Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Sale and Servicing Agreement.

     Principal of the Class B Notes will be payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check or wire transfer (pursuant to written wire transfer instructions provided at least ten days prior to the applicable Payment Date) to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

     As  provided  in the  Indenture,  the Notes may be  redeemed  pursuant  to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Seller, on any Payment Date on or after the date on which the ADCB of all Contracts then in the Contracts Pool is less than 10% of the initial ADCB of Contracts in the Contracts Pool as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness. Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the outstanding principal amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                                                      EXHIBIT E

                              FORM OF CLASS C NOTE


     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                      [ ]% CLASS C RECEIVABLE-BACKED NOTES
REGISTERED                                                                 $[ ]
No. R-1                                                    CUSIP NO. __________

     Mitsui Vendor Leasing Asset Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [_____] Dollars ($_________) payable on the earlier of [__________] (the "Class C Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof. No payments of principal of the Class C Notes shall be made until the principal on all the Class A Notes and Class B Notes has been paid in full. After the occurrence of an Event of Default or Restricting Event (as defined in the Sale and Servicing Agreement), no payments of principal of the Class C Notes shall be made until the principal on the Class A and Class B Notes have been paid in full.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from and after the most recent Payment Date on which interest has been paid to but excluding the following Payment Date or, if no interest has yet been paid, from and including the Closing Date to but excluding the first Payment Date thereafter. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:[      ]                   MITSUI VENDOR LEASING ASSET TRUST 1998-1


                                By: _____________________________, not in its
                                    individual capacity but solely on behalf
                                    of the Issuer as Owner Trustee, under the
                                    Agreement


                                By:_____________________________________
                                Printed Name:___________________________
                                Title:__________________________________


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                 BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

                                 By:_______________________________
                                         Authorized Signatory


                            [REVERSE OF CLASS C NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [_____]% Class C Receivable-Backed Notes (the "Class C Notes"), all issued under an Indenture, dated as of August 1, 1998 (the
"Indenture"),  between  the Issuer and  Bankers  Trust  Company,  as  Indenture
Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class C Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Sale and Servicing Agreement.

     Principal of the Class C Notes will be payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class C Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check or wire transfer (pursuant to written instructions provided at least ten days prior to the applicable Payment Date) to the account of the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

     As  provided  in the  Indenture,  the Notes may be  redeemed  pursuant  to
Section 10.01 of the Indenture, in whole, but not in part, at the option of the Seller, on any Payment Date on or after the date on which the ADCB of all Contracts then in the Contracts Pool is less than 10% of the initial ADCB of Contracts in the Contracts Pool as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Holders. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the outstanding principal amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                                                      EXHIBIT F

                             FORM OF NOTE ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)
-------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing --------------------------------------------------------------------
to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:   ____________

Signature Guaranteed:
-------------------------------            -------------------------------
Signature must be guaranteed by an         Notice:  The  signature(s)  on this
eligible guarantor institution which       assignment must correspond with the
is a participant in the Securities         name(s) as it appears on the face
Transfer Agent's Medallion Program         of the within Note in every
(STAMP) or similar guarantee program.      particular, without alteration or
                                           enlargement or any change whatsoever

                (Authorized Officer)

                                                                      EXHIBIT G

                        FORM OF NOTE DEPOSITORY AGREEMENT